SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TREGA BIOSCIENCES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                                [GRAPHIC OMITTED]
                                     [LOGO]

                             9880 Campus Point Drive
                           San Diego, California 92121
                                 (619) 410-6500




                                                                   July 15, 1998




Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Trega Biosciences, Inc. which will be held on Tuesday, August 25, 1998, at 9:00 a.m., Pacific Daylight Time, at the Company's headquarters located at 9880 Campus Point Drive, San Diego, California.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the 1997 Annual Report to Stockholders is also enclosed.

     The Board of Directors and management look forward to seeing you at the meeting.




                                            Sincerely yours,
                                            /s/ Robert S. Whitehead

                                            Robert S. Whitehead
                                            Chairman and Chief Executive Officer

                             TREGA BIOSCIENCES, INC.

                                 --------------

                    Notice of Annual Meeting of Stockholders
                           to be held August 25, 1998

                                 --------------

To the Stockholders of Trega Biosciences, Inc.:

     The Annual Meeting of Stockholders of Trega Biosciences, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters located at 9880 Campus Point Drive, San Diego, California, on Tuesday, August 25, 1998, at 9:00 a.m., Pacific Daylight Time, for the following purposes:

     1.   To elect two Directors (two Class I Directors);


     2. To consider and vote upon a proposal to increase the number of shares of the Company's Common Stock available for issuance under the Company's 1996 Stock Incentive Plan (from 2,960,465 to 4,960,465) and to approve such plan as amended and restated;


     3. To consider and vote upon a proposal to increase the number of shares of the Company's Common Stock available for issuance under the Company's 1996 Employee Stock Purchase Plan (from 100,000 to 250,000);

     4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Stockholders of record as of the close of business on June 29, 1998, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for the ten days immediately preceding the Annual Meeting at the Office of the Secretary, Trega Biosciences, Inc., 9880 Campus Point Drive, San Diego, California 92121.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE ANNUAL MEETING.


                                        By Order of the Board of Directors,


                                        /s/ Noel M. Wheeler


                                        Noel M. Wheeler
                                        Secretary



July 15, 1998

                             TREGA BIOSCIENCES, INC.
                             9880 Campus Point Drive
                           San Diego, California 92121

                                 --------------

                                 PROXY STATEMENT

                                 --------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Trega Biosciences, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 9880 Campus Point Drive, San Diego, California, on Tuesday, August 25, 1998, at 9:00 a.m., Pacific Daylight Time, and any adjournment or postponement thereof (the "Annual Meeting").


     Shares represented by proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting; however, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the stockholder's shares will be voted accordingly. If no choice is specified, the stockholder's shares will be voted (i) "FOR" the election of the two nominees for director listed in this Proxy Statement (two Class I Directors), (ii) "FOR" approval of the proposal to increase the number of shares of the Company's Common Stock available for issuance under the Company's 1996 Stock Incentive Plan and to approve such plan as amended and restated, (iii) "FOR" approval of the proposal to increase the number of shares of the Company's Common Stock available for issuance under the Company's 1996 Employee Stock Purchase Plan, and (iv) "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors. In the event that any other matters properly come before the Annual Meeting, the holders of proxies solicited by the Board of Directors will vote on those matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.


     Stockholders of record at the close of business on June 29, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. As of the close of business on such date, the Company had 13,952,981 shares of its Common Stock ("Common Stock") outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If a broker who is the record holder of certain shares indicates on a proxy that he or she does not have discretionary authority to vote on a particular matter as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of a particular matter has been obtained.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of Common Stock.

     This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 15, 1998.

                                    IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                         ITEM 1 - ELECTION OF DIRECTORS


     The Company has three classes of Directors (designated Class I, Class II and Class III) serving staggered three-year terms. Presently, three Directors comprise each of Class I, Class II and Class III. However, following the Annual Meeting the size of the Board of Directors will be reduced to eight, and the number of Directors in Class I will be reduced to two in order to accommodate this change. Accordingly, two Class I Directors are to be elected at the Annual Meeting. Such Class I Directors will have terms expiring at the time of the Annual Meeting of Stockholders to be held in 2001, or until each such Director's successor shall have been elected and qualified. Class II and Class III Directors will continue in office for their existing terms (which expire at the Annual Meetings of Stockholders to be held in 1999 and 2000, respectively, or until each such Director's successor shall have been elected and qualified).

     Unless authority to vote for Directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted "FOR" the election of Dr. Sadow and Mr. Whitehead as Class I Directors. In the event that either of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the remaining Director named and such other person as the Board of Directors may select. The Board of Directors has no reason to believe that either nominee will be unable or unwilling to serve.


     Set forth below is information regarding the nominees for Class I Directors, as well as information regarding the continuing Class II and Class III Directors, including information furnished by the nominees and the continuing Directors as to their principal occupations at present and for the past five years, certain directorships held by each and their ages as of May 15, 1998.

Name                                                                         Age
----                                                                         ---

CLASS I

Harvey S. Sadow, Ph.D. ...................................................    75

     Dr. Sadow has served as a Director of the Company since October 1992. From January 1988 through December 1990, Dr. Sadow served as Chairman of the Board of Boehringer Ingelheim Corporation and Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Sadow served as the President and Chief Executive Officer of Boehringer Ingelheim Corporation until his retirement in January 1988. Dr. Sadow serves as the Chairman of the Board of Cortex Pharmaceuticals, Inc. and Cholestech Corp., and is a Director of Anika Therapeutics, Inc. and Penederm Corporation. Dr. Sadow received a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

Robert S. Whitehead ......................................................    48


     Mr. Whitehead has served as President and Chief Executive Officer of the Company and as a Director of the Company since August 1993. Mr. Whitehead was also appointed the Company's Chairman of the Board of Directors and Acting Chief Financial Officer in February 1998. As of June 29, 1998, Mr. Whitehead is also the President of Dura Pharmaceuticals, Inc ("Dura"). Prior to joining the Company, Mr. Whitehead was Senior Vice President, Commercial Operations, Solvay Pharmaceuticals ("Solvay") from February 1992 to April 1993. Mr. Whitehead is on the Board of Directors of Spiros Development Corporation II, Inc. Mr. Whitehead graduated from Temple University with a degree in pre-medicine.

CLASS II

Jeremy M. Levin, D. Phil., MB.BCHIR. ....................................     44

     Dr. Levin is Chairman of the Board of Directors of Physiome Sciences, Inc., a private biocomputing company. Dr. Levin is a member of the Board of Directors of Orchid Biocomputers, Inc., a private biotechnology company, a member of the Board and Executive Committee of the New York Biotechnology Association and a member of the Emerging Companies Section of the Biotechnology Industry Organization. In addition, Dr. Levin is an advisor to several venture capital funds. Dr. Levin was the Chief Executive Officer, President and Chairman of the Board of Directors of Cadus Pharmaceutical Corporation ("Cadus") from December 1992 until January 1998. Dr. Levin received a D.Phil. in Molecular Biology from the University of Oxford and an MB.BCHIR from the University of Cambridge.

Lawrence D. Muschek, Ph.D. ..............................................     55

     Dr. Muschek has served as President, Research and Development of the Company and as a Director of the Company since October 1997. Prior to joining the Company, Dr. Muschek worked for Solvay as Senior Vice President, Research and Development worldwide from April 1994 to September 1997 and Senior Vice President, Research & Development, United States from March 1990 to April 1994. Dr. Muschek received a B.S. in Chemistry from the Philadelphia College of Pharmacy and Science and a Ph.D. in Biochemistry from Michigan State University.

Anders P. Wiklund .......................................................     58

     Mr.   Wiklund   has  been  an  advisor  to  the   biotechnology   and
     pharmaceutical industries since January of 1997 when he formed Wiklund International Inc. In 1997, Mr. Wiklund was appointed Senior Vice President of Biacore Holding, Inc., a supplier of analytical instruments to the life sciences industry. Between 1993 and 1996, Mr. Wiklund served as President of Pharmacia Development Corporation, as Executive Vice President of Pharmacia U.S. Inc. and as Vice
     President, Pharmacia & Upjohn. Prior to 1993, Mr. Wiklund held a series of executive management positions within the Pharmacia group, including President and CEO of Kabi Vitrum Inc. and Kabi Pharmacia Inc. Mr. Wiklund is on the Board of Directors of InSite Vision, Inc., Ribozyme Pharmaceuticals, Inc., Medivir AB and Vascular Therapeutics, Inc., a private biotechnology company. Mr. Wiklund graduated from the Pharmaceutical Institute in Stockholm where he received a Master of Pharmacy degree.

CLASS III

James C. Blair, Ph.D. ....................................................    59

     Dr. Blair has served as a Director of the Company since May 1992 and served as Chairman of the Board of Directors of the Company from September 1992 through January 1998. Dr. Blair has been a general partner of Domain Associates, a venture capital management company, since 1985. Dr. Blair is on the Boards of Directors of Amylin Pharmaceuticals, Inc., Aurora Biosciences, Inc., CoCensys, Inc., Dura, Gensia-Sicor, Inc. ("Gensia"), and Vista Medical Technologies, Inc. Dr. Blair received a B.S.E. from Princeton University and an M.S.E. and Ph.D. from the University of Pennsylvania, all in electronic engineering.

Harry D. Lambert ........................................................     59

     Mr. Lambert has served as a Director of the Company since April 1994. He has been a general partner of InnoCal, L.P., a venture capital partnership, since June 1993. Prior to joining InnoCal, Mr. Lambert was a general partner of the Edison Venture Fund from January 1991 to June 1993. Mr. Lambert received his B.S. from the U.S. Military Academy at West Point, and is a graduate of the Columbia University Graduate School of Business Administration Executive Program and the Harvard Graduate School of Business Administration Advanced Management Program.

Ronald R. Tuttle, Ph.D. .................................................     61

     Dr. Tuttle has served as a Director of the Company since May 1992. He served as the Company's Executive Vice President, Research and Development, from January 1992 to January 1996 and as Chief Scientific Officer from January 1996 to December 1996. Dr. Tuttle received his Ph.D. in Pharmacology from the University of Manitoba, Canada.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES FOR A CLASS I DIRECTORSHIP AS SET FORTH ABOVE.

Board Meetings and Committees


     The Board of Directors held six meetings during the year ended December 31, 1997. Each Director attended at least 75% of all meetings of (i) the Board of Directors during the period in 1997 in which such person served as a Director, with the exception of Mr. Cam L. Garner who attended 50% of the aggregate of the Board meetings in which he was entitled to participate, and (ii) all committees of the Board of Directors during the period in 1997 in which such person served on such committees.


     The Board of Directors has appointed a Compensation Committee and an Audit Committee.

     The members of the Compensation Committee are Dr. Blair, Mr. Lambert and Mr. Wiklund. The Compensation Committee held five meetings during 1997. The Compensation Committee administers the Company's 1996 Stock Incentive Plan, the Company's 1996 Employee Stock Purchase Plan and the Officer and Associate Bonus Plan, determines compensation for the Company's executive officers and makes decisions concerning salaries and incentive compensation for employees and consultants of the Company.


     The members of the Audit Committee have been Mr. Garner, Dr. Levin and Dr. Sadow. However, following the Annual Meeting the size of the Audit Committee will be reduced to two (Mr. Garner, who is retiring from Board service as of the Annual Meeting, will no longer be a member of the Audit Committee). The Audit Committee did not hold any meetings during 1997. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews and evaluates the Company's audit and control functions.


Compensation of Directors

     Directors who are employees of the Company do not receive any fees for service on the Board of Directors. In May 1998, the Board approved a resolution stating that each non-employee Director of the Company shall receive a per meeting fee of $1,000 for every Board meeting at which such director is in attendance in person and $500 for every Board meeting at which such director is in attendance by telephone (plus $500 for each committee meeting attended by committee members in person and $250 by telephone). In addition, each non-employee Director of the Company receives an initial grant of a non-qualified option to purchase 15,000 shares of Common Stock (an "Initial Option") and a yearly grant (following each Annual Meeting of Stockholders) of a non-qualified option to purchase 5,000 shares of Common Stock (an "Annual Option"). The exercise price for each Initial Option and Annual Option is equal to the fair market value of Common Stock on the date of grant. Initial Options become exercisable in 12 equal installments at three-month intervals over the 36-month period commencing on the date of grant. Annual Options vest in full on the earlier of the first anniversary of the date of grant or the date of the next Annual Meeting of Stockholders. Directors may also be reimbursed for certain expenses in connection with attendance at meetings of the Company's Board of Directors and its committees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of May 15, 1998 as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the issued and outstanding Common Stock; (ii) each of the Company's Directors as well as certain affiliated entities; (iii) each of the individuals named in "Executive Compensation--Summary Compensation Table below;" and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

Directors, Nominees, Named Executive                                                                             Percent
Officers, 5% Stockholders, and Directors                                            Shares Beneficially        Beneficially
and Executive Officers as a Group                                                      Owned (1)(2)            Owned (1)(2)
---------------------------------                                                      ------------            ------------


Amerindo Investment Advisors ...................................................             855,000               6.1%
   399 Park Avenue, 18th Floor
   New York, New York 10022
Biotechnology Investments Limited ..............................................           1,386,832               9.9
   Post Office Box 58
   St. Julian's Court
   St. Peter Port
   Guernsey, Channel Islands
Domain Partners II, L.P. .......................................................           1,444,084              10.3
   One Palmer Square
   Princeton, New Jersey 08542
Domain Partners III, L.P. ......................................................           1,336,699               9.6
   One Palmer Square
   Princeton, New Jersey 08542
DP III Associates, L.P. ........................................................              46,406                 *
   One Palmer Square
   Princeton, New Jersey 08542
Domain Associates ..............................................................               6,966                 *
   One Palmer Square
   Princeton, New Jersey 08542
Dura Pharmaceuticals, Inc. .....................................................             775,193               5.6
   7474 Lusk Boulevard
   San Diego, California 92121
InnoCal, L.P. (3) ..............................................................             658,143               4.7
   600 Anton Boulevard
   Costa Mesa, California 92626
James C. Blair (4) .............................................................           3,649,920              26.2
Cam L. Garner (5) ..............................................................             790,638               5.7
Harry D. Lambert (6) ...........................................................             658,143               4.7
Jeremy M. Levin (7) ............................................................               3,888                 *
Lawrence D. Muschek (8) ........................................................              50,000                 *
Harvey S. Sadow (9) ............................................................              24,515                 *
Ronald R. Tuttle (10) ..........................................................             248,438               1.8
Anders P. Wiklund (11) .........................................................               3,888                 *
Robert S. Whitehead (12) .......................................................             199,446               1.4
Michael J. Green (13) ..........................................................              31,691                 *
Bernard D. King ................................................................              44,605                 *
Terence E. McMorrow ............................................................              47,672                 *
All directors and executive officers as a group (13 persons)(14) ...............           4,984,711              35.7

--------------
*  Less than 1%.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options that may be exercised within 60 days after May 15, 1998. Shares issuable pursuant to such options are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Includes 16,142 shares issuable upon exercise of options beneficially held by InnoCal, L.P. that are exercisable within the 60-day period following May 15, 1998.


(4) Includes 10,572 shares issuable upon exercise of options held by Dr. Blair that are exercisable within the 60-day period following May 15, 1998. Also includes 1,444,084 shares beneficially owned by Domain Partners II, L.P., 1,336,699 shares beneficially owned by Domain Partners III, L.P., 46,406 shares beneficially owned by DP III Associates, L.P. and 6,966 shares beneficially owned by Domain Associates. Dr. Blair is a general partner of One Palmer Square Associates, II, L.P., which is the general partner of Domain Partners II, L.P., and he is also a general partner of One Palmer Square Associates, III, L.P., the general partner of Domain Partners III, L.P. and DP III Associates, L.P. Dr. Blair is a general partner of Domain Associates. Dr. Blair disclaims beneficial ownership of shares held by One Palmer Square Associates, II, L.P. and One Palmer Square Associates, III, L.P. which are not actually distributed to him. Also includes 775,193 shares beneficially owned by Dura. Dr. Blair is a director of Dura and disclaims beneficial ownership of shares held by Dura.


(5) Includes 775,193 shares beneficially owned by Dura. Mr. Garner is Chief Executive Officer and Chairman of the Board of Dura. Mr. Garner disclaims beneficial ownership of shares held by Dura. Includes 14,887 shares issuable upon exercise of options held by Mr. Garner that are exercisable within the 60-day period following May 15, 1998.

(6) Includes 642,001 shares beneficially owned by InnoCal, L.P. Mr. Lambert is a general partner of InnoCal Associates, L.P., the general partner of InnoCal, L.P. Also includes 16,142 shares issuable upon exercise of options beneficially held by InnoCal, L.P. that are exercisable within the 60-day period following May 15, 1998. Mr. Lambert disclaims beneficial ownership of the shares issued or issuable to InnoCal, L.P. except to the extent of his pecuniary interest therein.

(7) Includes 3,888 shares issuable upon exercise of options held by Dr. Levin that are exercisable within the 60-day period following May 15, 1998.

(8) Includes 49,000 shares issuable upon exercise of options held by Dr. Muschek that are exercisable within the 60-day period following May 15, 1998.

(9) Includes 13,055 shares issuable upon exercise of options held by Dr. Sadow that are exercisable within the 60-day period following May 15, 1998.

(10) Includes 35,359 shares issuable upon exercise of options held by Dr. Tuttle that are exercisable within the 60-day period following May 15, 1998.

(11) Includes 3,888 shares issuable upon exercise of options held by Mr. Wiklund that are exercisable within the 60-day period following May 15, 1998.

(12) Includes 193,487 shares issuable upon exercise of options held by Mr. Whitehead that are exercisable within the 60-day period following May 15, 1998.

(13) Includes 29,534 shares issuable upon exercise of options held by Dr. Green that are exercisable within the 60-day period following May 15, 1998.

(14) Includes 376,872 shares issuable upon exercise of options that are exercisable within the 60-day period following May 15, 1998. Includes 1,444,084 shares held by Domain Partners II, L.P., 1,336,699 shares held by Domain Partners III, L.P., 46,406 shares held by DP III Associates, L.P., and 6,966 shares held by Domain Associates. See footnote (4). Includes 775,193 shares held by Dura and 642,001 shares held by InnoCal, L.P. See footnotes (3), (4), (5) and (6).

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's Directors, executive officers and any persons holding more than 10% of the issued and outstanding Common Stock are required to report their initial ownership of Common Stock, any subsequent changes in that ownership and, in certain instances, an annual statement of changes in ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify those persons who failed to file these reports in a timely manner. In making this disclosure the Company has relied solely upon the written representations of its Directors and executive officers and copies of the reports that have been filed with the SEC. Based upon the Company's review of such representations and reports, the Company believes that all such reports were filed on a timely basis for the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

Summary  Compensation Table

     The following table summarizes all compensation paid in the fiscal years ended December 31, 1997, 1996 and 1995 to (i) the Company's Chief Executive Officer and (ii) certain of the Company's other most highly compensated executive officers during 1997.

                                                                                                       Long Term
                                                                                                      Compensation
                                                                                                         Awards
                                                              Annual Compensation                      Number of
                                                 -------------------------------------------------     Securities
                                                                                      Other Annual     Underlying       All Other
Name and Principal Position                      Year     Salary (1)       Bonus      Compensation    Options(#)(2)  Compensation(3)
---------------------------                      ----     ----------       -----      ------------    -------------  ---------------
Robert S. Whitehead                              1997      $290,625       $62,550       $31,250(4)          --           2,000
President and Chief Executive Officer            1996       254,167        24,300        25,000(4)       151,627         1,333
                                                 1995       225,000          --          25,000(4)          --           2,000

Lawrence D. Muschek (5)                          1997        52,083          --            --            200,000        20,841
President, Research and Development              1996          --            --            --               --            --
                                                 1995          --            --            --               --            --

Michael J. Green                                 1997       175,000        96,837          --             25,000        13,820
Vice President, Chemistry                        1996       141,288          --            --             30,232        38,080
                                                 1995          --            --            --               --            --

Bernard D. King (6)                              1997       164,180        39,750          --               --          10,395
Executive Vice President, Biological             1996       195,000          --            --             62,557         2,000
Sciences and Development                         1995       179,500          --            --             58,139         2,000

Terence E. McMorrow (7)                          1997        83,542        36,750          --               --         107,140
Vice President, Finance and                      1996       145,000        27,000          --             33,069        31,640
Corporate Development, and Secretary             1995       145,000          --            --               --           2,000

-----------
(1)  Includes amounts deferred pursuant to the Company's 401(k) Plan.

(2) In January 1996, the unvested portions of certain options granted under the Company's Amended and Restated 1992 Stock Plan for certain Company executive officers were canceled and options exercisable for share amounts equivalent to such canceled portions were granted under the Company's 1995 Stock Plan to such executives (the "Regranted Options"). Although the exercise price of the Regranted Options ($2.15 per share of Common Stock) represented an increase over the exercise prices of the canceled options (ranging from $.7525 to $1.075 per share of Common Stock), the Company agreed to distribute to each executive, at the time of any exercise of a Regranted Option, an amount equal to the increase in exercise price incurred. The Regranted Options retain the vesting schedule of the canceled options. The Regranted Options include options to acquire 45,348 shares, 26,093 shares and 58,604 shares for Dr. King, Mr. McMorrow and Mr. Whitehead, respectively.

(3) Includes reimbursement for relocation expenses paid to Dr. Muschek ($20,841 in 1997), Dr. Green ($11,820 in 1997 and $36,080 in 1996) and Mr. McMorrow
     ($12,453 in 1997 and $29,640 in 1996); compensation to Mr. McMorrow ($28,049 in 1997) for the exercise of Regranted Options; compensation to Mr. McMorrow ($44,923 in 1997) pursuant to a consulting arrangement implemented following his resignation from the Company on June 30, 1997; as well as amounts paid in 1997 to Dr. King and Mr. McMorrow for earned vacation in connection with their respective resignations from the Company on October 24, 1997 and June 30, 1997 ($8,395 for Dr. King and $20,631 for Mr.

     McMorrow). The balance of these amounts reflect the Company's matching contributions pursuant to the Company's 401(k) plan.

(4) In 1994, the Company loaned Mr. Whitehead $100,000, which is evidenced by a promissory note. The loan bears simple interest at prime rate plus 1% per annum, with interest payable quarterly. The original principal amount of the loan is forgiven at a rate of 25% per year on the anniversary date of the note. In 1997, the Company loaned Mr. Whitehead an additional $100,000 which is evidenced by a promissory note having the same terms as the first loan. Amounts reflected represent the recognition of compensation for the forgiveness of principal on the loans.

(5) Dr. Muschek joined the Company on October 6, 1997. In 1997, the Company loaned Dr. Muschek $75,000, which was evidenced by a promissory note. The loan was repaid in full, in the third quarter 1997, with interest at the prime rate plus 1% per annum.

(6)  Dr. King resigned from his position with the Company on October 24, 1997.

(7)  Mr. McMorrow resigned from his position with the Company on June 30, 1997.

Stock Options

     The following tables set forth certain information as of December 31, 1997 and for the fiscal year then ended with respect to options to acquire Common Stock granted to and exercised by the individuals named in the Summary Compensation Table above. No stock appreciation rights have been granted to date.

                                                     Option Grants in 1997

                                                   Individual Grants                                   Potential Realizable
                           -------------------------------------------------------------------           Value at Assumed
                            Number of        Percentage of                                            Annual Rates of Stock
                            Securities       Total Options                                              Price Appreciation
                            Underlying         Granted to          Exercise                            for Option Term (5)
                             Options          Employees in           Price        Expiration      -------------------------------
    Name                    Granted (#)       Fiscal Year         ($/Sh) (3)       Date (4)          5% ($)          10% ($)
    ----                   -------------    -----------------     ------------    ------------    -------------   ---------------
Lawrence D. Muschek         200,000 (1)           32.5%             $ 4.63         10/06/07        $ 302,089       $ 1,506,634
Michael J. Green             25,000 (2)            4.1                4.38          4/25/07           68,785           174,316

----------
(1) The options granted to Dr. Muschek are subject to the following vesting schedule: (i) 10% of the shares subject to the option vested three months following the date of grant; and (ii) 6% of the shares subject to the option vest at the end of each successive three-month period following the vesting of the initial 10% (thus permitting 100% vesting over the course of 48 months); provided that these options, subject to certain conditions, immediately vest upon a merger, reorganization or other change in control of the Company.

(2) The options granted to Dr. Green are subject to the following vesting schedule: (i) 4% of the shares subject to the option immediately vested upon grant; and (ii) 6% of the shares subject to the option vest at the end of each successive three-month period following the date of the grant (thus permitting 100% vesting over the course of 48 months); provided that these options, subject to certain conditions, immediately vest upon a merger, reorganization or other change in control of the Company.

(3) The exercise price on the date of grant was equal to 100% of the per share fair market value of Common Stock on the date of grant.

(4) The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(5) The 5% and 10% assumed annual rates of compounded stock price appreciation are suggested by rules of the Securities and Exchange Commission and do not represent Company estimates or projections regarding the future price of Common Stock. There can be no assurance provided to any executive officer or any other holder of the Company's securities that actual stock price movement over the 10-year option term will be at the assumed 5% and 10% levels of appreciation, or any other defined level.

                                     Aggregated Option Exercises in 1997
                                       and 1997 Year-End Option Values

                                                                 Number of                      Value of
                                                           Securities Underlying               Unexercised
                           Shares                           Unexercised Options           in-the-Money Options
                          Acquired                        at December 31, 1997(#)        at December 31, 1997(1)
                             on            Value        ----------------------------   ----------------------------
Name                     Exercise (#)     Realized      Exercisable   Unexercisable    Exercisable   Unexercisable
----                     ------------    -----------    ------------  --------------   ------------  --------------
Robert S. Whitehead              -        $     -         182,325          50,232       $ 347,843       $ 64,674
Lawrence D. Muschek              -              -               -         200,000               -              -
Michael J. Green                 -              -          17,907          37,325          17,905         21,018
Bernard D. King                  -              -          44,092               -          70,519              -
Terence E. McMorrow         46,510         94,379(2)            -               -               -              -

----------
(1) Calculated on the basis of (i) the fair market value of Common Stock at December 31, 1997 ($3.4375 per share) minus (ii) the exercise price.

(2) Calculated on the basis of (i) the fair market value of Common Stock at September 25, 1997 ($3.875 per share) minus (ii) the exercise price


Executive Employment Agreements and Termination of Employment and Change in Control Arrangements

     Pursuant to the terms of an Executive Employment Agreement dated August 16, 1993 between the Company and Robert S. Whitehead, the Company agreed to retain Mr. Whitehead as President and Chief Executive Officer of the Company at an annual salary of $225,000. In May 1997, this amount was increased to $300,000 per year. The Agreement also provides that Mr. Whitehead is entitled to a continuation of 75% of his base salary for up to 180 days if he is terminated without cause. In connection with the Agreement, Mr. Whitehead was granted options to acquire 139,534 shares of Common Stock at $0.75 per share (vesting over four years). Of this amount, options to acquire 58,604 shares were canceled under the original grant and regranted in January 1996, but with an exercise price of $2.15 per share (although arrangements have been made by the Company to distribute to Mr. Whitehead an amount equal to the difference in exercise prices upon any exercise - see "Certain Transactions" below). In March 1994, the Company also made a loan in the principal amount of $100,000 to Mr. Whitehead. The principal amount of the loan was forgiven on a quarterly basis over a four-year term, which ended in the first quarter of 1998. In July 1997, the Company made an additional loan to Mr. Whitehead in the principal amount of $100,000 with the same terms as the first loan.

     Pursuant to the terms of an Executive Employment Agreement dated October 6, 1997 between the Company and Lawrence D. Muschek, the Company agreed to retain Dr. Muschek as President, Research & Development of the Company at an annual salary of $250,000. The Agreement also provides that if Dr. Muschek is terminated without cause, he is entitled to the balance of his base salary during the period from the date of termination through October 6, 1999, the end of the term of the

Agreement. In connection with the Agreement, Dr. Muschek was granted options to acquire 200,000 shares of Common Stock at $4.625 per share (vesting over four years).

     Options granted to officers and directors of the Company vest fully in the event the Company is subject to a change in control (as defined in the respective stock option plans under which such options are granted).

                      REPORT OF THE COMPENSATION COMMITTEE
               OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement (or any specific statement incorporating by reference any other portion of this Proxy Statement) into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference, and this Report shall not otherwise be deemed filed under such Acts.

     This report on executive compensation is provided by the Compensation Committee of the Board of Directors (the "Compensation Committee") to assist stockholders in understanding the Compensation Committee's objectives and procedures in establishing the compensation of the Company's executive officers and describes the basis on which 1997 compensation determinations were made by the Compensation Committee. The Compensation Committee is comprised of three non-employee Directors (Dr. Blair, Mr. Lambert and Mr. Wiklund). In making its determinations, the Compensation Committee relied, in part, on independent surveys and public disclosures of compensation of management of companies in the biotechnology and biopharmaceutical industries.

Compensation Philosophy and Objectives

     The Compensation Committee believes the compensation of the Company's executive officers should:

     o Encourage creation of stockholder value and achievement of strategic corporate objectives.

     o    Integrate   compensation  with  the  Company's  annual  and  long-term
          objectives  and  strategy,   and  focus  executive   behavior  on  the
          fulfillment of those objectives.

     o Enable the Company to attract and retain, on a long-term basis, high caliber personnel by providing a total compensation opportunity that is competitive with companies in the biopharmaceutical and biotechnology industries, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance.

     o Align the interests of management and stockholders by providing management with longer term incentives through equity ownership.

Key Elements of Executive Compensation

     Because the Company is still at an early stage of its development, the use of traditional performance standards, such as profit levels and return on equity, is not appropriate in the evaluation of executive officer performance. Accordingly, the compensation of executive officers is based, in substantial part, on the Company's achievement of key corporate objectives including the closing of equity financings, the execution of corporate and collaborative agreements, the development or acquisition of drug discovery technologies and development progress of compounds proprietary to the Company, as well as the achievement of individual business objectives by each executive officer. The Company's existing compensation structure for executive officers includes a combination of salary and stock options and may include cash bonuses for performance determined to be deserving by the Compensation Committee.

     Salary. Salary levels are largely determined through comparisons with companies of similar headcount and market capitalization and/or complexity in the biopharmaceutical and biotechnology industries. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that the Company's salaries for its executive officers are at levels that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and appropriate given the Company's financial resources and the stage of its development.

     Stock Options. The Compensation Committee believes that by providing those persons who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interests of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when the Compensation Committee performs its annual salary review; although the Compensation Committee, at its discretion, may grant options at other times in recognition of exceptional achievements. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Compensation Committee's knowledge of industry practice. The Company's 1996 Stock Incentive Plan is administered by the Compensation Committee.

     Cash Bonuses. Cash bonuses paid to certain of the Company's executive officers in 1997 were based upon the achievement of specific objectives pursuant to the Company's Officer and Associate Bonus Plan. The Officer and Associate Bonus Plan utilized in 1997 was approved by the Compensation Committee in 1996 and the Compensation Committee approved the specific awards made under that plan.

     The Compensation Committee may, at its discretion, award cash bonuses in recognition of performance deemed to be deserving by the Compensation Committee. Any such bonuses will be determined by the Compensation Committee to be in amounts that the Compensation Committee, at the time such determinations are made, considers to be reasonable given the Company's financial resources and stage of development as well as achievement of Company-wide and individual goals.

Chief Executive Officer Compensation

     Robert S. Whitehead is the Company's Chairman and Chief Executive Officer, and as of February 1998, the Company's acting Chief Financial Officer. Effective May 1, 1997, Mr. Whitehead's annual salary increased from $275,000 to $300,000. Factors that the Compensation Committee considered in establishing this annual salary included the following Company achievements since Mr. Whitehead's tenure through April 1997: the Company's increased financial stability through a successful completion of an initial public offering, several private financings, and through the establishment of funded drug discovery collaborations with Chugai Biopharmaceuticals, Novo Nordisk A/S and The Procter & Gamble Company; the initiation and growth of an internal small molecule combinatorial chemistry program and the reduction of reliance on external vendors for research support; and the initiation of Phase I and Phase II clinical trials of the Company's lead compound (HP 228).

     Mr. Whitehead received bonuses totaling $62,550 in 1997 under the Company's Officer and Associate Bonus Plan based upon the achievement of certain objectives pursuant to such plan.

Compensation Committee

     James C. Blair, Ph.D.
     Harry D. Lambert
     Anders P. Wiklund

Compensation Committee Interlocks and Insider Participation

     During 1997, the Compensation Committee consisted of Dr. Blair, Mr. Lambert and Mr. Wiklund, each of whom is an outside Director of the Company. None of the members of the Compensation Committee had any "interlock" relationship to report during the Company's fiscal year ended December 31, 1997.

                              CERTAIN TRANSACTIONS


Other Arrangements

     Jeremy M. Levin, a current member of the Company's Board of Directors, prior to December 31, 1997, was the Chief Executive Officer, President and
Chairman of the Board of Directors of Cadus Pharmaceutical Corporation ("Cadus"). The Company and Cadus are parties to a joint discovery alliance which commenced in January 1995. Pursuant to this arrangement, the Company is providing Cadus with access to the Company's combinatorial libraries at no charge in exchange for joint ownership of any resulting discoveries. During 1997, no amounts were paid either to Cadus from the Company or from Cadus to the Company pursuant to this or any other relationship between parties.


     In February 1996, the Company entered into an agreement with Dura Pharmaceuticals, Inc. which requires, among other things, the Company to pay Dura $6,000,000 over four years for product development (the "Dura Agreement"). As of December 31, 1997, $3,154,000 had been funded under the Dura Agreement. Cam L. Garner, a member of the Board of Directors of the Company, is Chief
Executive Officer and Chairman of the Board of Directors of Dura. James C. Blair, a member of the Board of Directors of Dura, is a member of the Board of Directors of the Company. As of July 1, 1998, Robert S. Whitehead, the Chief Executive Officer and Chairman of the Board of Directors of the Company, is the President of Dura. In addition, Mr. Garner and Mr. Whitehead are members of the Board of Directors of Spiros Development Corporation II, Inc., a private research and development company for which Dura performs certain work concerning applications of Dura's drug delivery technology. In connection with the Dura Agreement, Dura invested $5,000,000 in the Company's stock (originally shares of Series G Preferred Stock which converted into 775,193 shares of Common Stock upon the consummation of the Company's initial public offering).


     On September 19, 1997, the Company advanced to its President, Research & Development, Lawrence D. Muschek, Ph.D., a loan in the amount of $75,000. Interest accumulated on the outstanding principal balance at the rate of 9.5% per annum from the date of the note until paid in full. The note was due and payable on November 19, 1997. However, the principal balance of the loan, plus applicable interest, was paid to the Company in full on November 7, 1997.

     On July 3, 1997,  the  Company  advanced  to its Chief  Executive  Officer,
Robert S. Whitehead, a forgivable loan in the amount of $100,000 due on or before June 11, 2001. Interest on the loan, calculated at prime plus 1% in effect from time to time, is payable quarterly, with the principal balance to be forgiven in equal quarterly installments of $6,250 until either the loan is forgiven in full or the total amount of the forgiveness and principal paid in lawful money equals the original principal amount of the note. The note, to the extent unpaid or unforgiven, becomes due and payable upon the termination of Mr. Whitehead's employment. In March 1994, the Company made a similar loan to Mr. Whitehead in the initial amount of $100,000 with the same terms as the July 1997 note.

                          STOCK PRICE PERFORMANCE GRAPH

          This Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement (or any specific statement incorporating by reference any other portion of this Proxy Statement) into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Graph by reference, and this Graph shall not otherwise be deemed filed under such Acts.

     The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of (a) the Company's Common Stock with (b) each of (i) the CRSP Total Return Index for The Nasdaq Stock Market (U.S.) and (ii) the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index"), assuming an investment of $100 in each on April 1, 1996 (the first date of trading in the Company's Common Stock following the Company's initial public offering). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of the possible future performance of an investment in the Company's Common Stock.

--------------------------------------------------------------------------------
  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATTER]
--------------------------------------------------------------------------------

                                           4/1/96   12/31/96  6/30/97   12/31/97
                                           ------   --------  -------   --------
Trega Biosciences, Inc. ...............    $100.00    56.76     66.22     37.16
Nasdaq Stock Market ...................     100.00   116.94    130.93    143.56
Nasdaq Pharmaceutical Index ...........     100.00    95.84    113.63     99.22

     The Nasdaq Pharmaceutical Index includes all companies listed on The Nasdaq Stock Market within SIC Code 283. A list of the companies included in the Nasdaq Pharmaceutical Index may be obtained upon request to Office of the Secretary, Trega Biosciences, Inc., 9880 Campus Point Drive, San Diego, California 92121 (or (619) 410-6500).

          ITEM 2 - PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE
               UNDER THE 1996 STOCK INCENTIVE PLAN AND TO APPROVE
                        SUCH PLAN AS AMENDED AND RESTATED


     The Company has adopted, and presently utilizes, a 1996 Stock Incentive Plan under which 2,960,465 shares of Common Stock have been reserved for issuance, either by direct sale or upon exercise of options granted to employees, Directors, consultants and advisors of the Company and its subsidiary. As of May 11, 1998, the Board of Directors amended the 1996 Stock Incentive Plan to reserve an additional 2,000,000 shares of Common Stock for issuance thereunder, subject to the approval of the Company's stockholders at the Annual Meeting. The Board of Directors has also recently amended and restated the 1996 Stock Incentive Plan (as amended and restated, the "1996 Stock Plan") to (i) increase the number of shares subject to initial and annual option grants to outside Directors (from 10,000 and 3,500, respectively, to 15,000 and 5,000, respectively) and (ii) increase the maximum number of shares subject to options or stock appreciation rights ("SARs") which may be granted to any one individual in any calendar year (increasing the number of shares subject to options or SARs which may be granted to any one individual in any calendar year from 250,000 to 450,000). A copy of the 1996 Stock Plan is attached hereto as Appendix A.


1996 Stock Plan


     The 1996 Stock Plan was originally adopted by the Board of Directors on February 7, 1996 and approved by the Company's stockholders in March 1996, becoming effective upon the consummation of the Company's initial public offering in April 1996. In addition to the reservation of an additional 2,000,000 share of Common Stock for issuance under the 1996 Stock Plan, an amendment to Section 4.2(c) of the 1996 Stock Plan, to increase the number of shares of Common Stock subject to options for initial and annual grants to outside Directors (from 10,000 and 3,500, respectively, to 15,000 and 5,000, respectively), was approved by the Board of Directors on May 11, 1998 (the "May Amendment"). In addition, an amendment to Sections 5.2 and 7.2 of the 1996 Stock Plan, to increase the number of options or SARs any individual may receive in any calendar year (increasing the number of shares subject to options or SARs granted to any one individual in any calendar year from 250,000 to 450,000), was also approved by the Board of Directors as of June 29, 1998 (the "June Amendment"). With respect to the June Amendment, the Board of Directors determined that modifications to the 1996 Stock Plan effected thereby were necessary in order to provide the Company with appropriate flexibility in utilizing the 1996 Stock Plan for its intended purposes (e.g., granting options for executive level positions). With respect to the May Amendment, the Board of Directors determined that modifications to the 1996 Stock Plan effected thereby were necessary in order to provide the Company's outside Directors with an appropriate level of compensation for their services to the Company.


     Approval by the Company's stockholders of this proposal shall be deemed to be (i) approval of the increase by 2,000,000 in the number of shares of Common Stock available for issuance under the 1996 Stock Plan, (ii) ratification and approval of the June Amendment, (iii) ratification and approval of the May Amendment and (iv) ratification and approval of the 1996 Stock Plan as amended and restated (in the form attached hereto as Appendix A).

     The 1996 Stock Plan replaced the 1992 Plan and the 1995 Plan (collectively, the "Predecessor Plans"), although awards made under the Predecessor Plans continue to be administered in accordance with the Predecessor Plans. The outstanding options under the Predecessor Plans contain substantially the same terms and conditions specified below for option grants under the 1996 Stock Plan.


     The 1996 Stock Plan is administered by the Compensation Committee of the Board of Directors. Employees, Directors, consultants and advisors of the Company (or any subsidiary of the Company) are eligible to participate in the 1996 Plan, although incentive stock options may be granted only to employees. As of May 15, 1998, there were 115 employees, officers and outside Directors of the Company and its subsidiary (ChromaXome Corp.). As restated, individuals will be eligible to receive options or SARs under the 1996 Stock Plan covering no more than 450,000 shares in any calendar year. The participation of the outside Directors of the Company is limited to automatic initial and annual grants of nonstatutory stock options (the "Initial and Annual Options" referenced above - see "Item 1 - Election of Directors --Compensation of Directors"). The Initial and Annual Options are further described below. The Compensation Committee selects the employees of the Company who will receive awards, determines the size of any award and establishes any vesting or other conditions. Therefore, the benefits and amounts that will be received by each of the "named" executive officers (those officers identified in the "Summary Compensation Table" above -- see "Executive Compensation Summary Compensation Table"), the executive officers as a group and all other key employees are not presently identifiable. However, in 1997, aside from options granted to the "named" executive officers (identified above in "Executive Compensation -- Summary Compensation Table," "-- Option Grants in 1997" and "-- Aggregated Option Exercises in 1997 and 1997 Year-End Option Values") and Annual Options granted to each of the seven outside Directors (see "Item 1 -- Election of Directors -- Compensation of Directors"), 86 persons received options to acquire Common Stock under the 1996 Stock Plan. Except for one "named" executive officer (identified above in "Executive Compensation -- Summary Compensation Table," "-- Option Grants in 1997" and "-- Aggregated Option Exercises in 1997 and 1997 Year-End Option Values"), no one person received one or more options to acquire more than 5% of the shares of Common Stock for which options were granted in 1997.


     The 1996 Stock Plan provides for awards in the form of restricted shares, stock units, options or SARs, or any combination thereof. No payment is required upon receipt of an award, except that a recipient of newly issued restricted shares must pay at least the par value of such restricted shares to the Company.

     Restricted shares are shares of Common Stock that are subject to forfeiture in the event that the applicable vesting conditions are not satisfied, and such shares are nontransferable prior to vesting (except for certain transfers to a trustee). Restricted shares have the same voting and dividend rights as other shares of Common Stock.

     A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock, and it is nontransferable prior to the holder's death. A holder of stock units has no voting rights or other privileges as a stockholder, but may be entitled to receive dividend equivalents equal to the amount of dividends paid on the same number of shares of Common Stock. Dividend equivalents may be converted into additional stock units or settled in the form of cash, Common Stock or a combination of both. Stock units, when vested, may be settled by distributing shares of Common Stock or by a cash payment corresponding to the fair market value of an equivalent number of shares of Common Stock, or a combination of both. Vested stock units will be settled at the time determined by the Compensation Committee. If the time of settlement is deferred, interest or additional dividend equivalents may be credited on the deferred payment.

     The recipient of restricted shares or stock units may pay all withholding taxes relating to the award with Common Stock rather than cash.

     Options may include nonstatutory stock options ("NSOs") as well as incentive stock options ("ISOs") intended to qualify for special tax treatment. The term of an ISO cannot exceed 10 years, and the exercise price of an ISO must be equal to or greater than the fair market value of Common Stock on the date of grant. The exercise price of an NSO must be equal to or greater than the par value of the Common Stock on the date of grant.

     The exercise price of an option may be paid in any lawful form permitted by the Compensation Committee, including, without limitation, the surrender of shares of Common Stock or restricted shares already owned by the optionee. The Compensation Committee may likewise permit optionees to satisfy their withholding tax obligation upon exercise of an NSO by surrendering a portion of their option shares to the Company. The 1996 Stock Plan also allows the optionee to pay the exercise price of an option by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued directly to a securities broker selected by the Company who, in turn, sells these shares in the open market. The broker remits to the Company the proceeds from the sale of these shares, and the optionee receives the remaining option shares. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to a portion of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

     The amount payable on exercise of an SAR is measured by the difference between the market value of the underlying stock at exercise and the exercise price. SARs may, but need not, be granted in conjunction with options. An SAR permits the participant to receive any appreciation in the value of the underlying stock from the Company, either in shares of Common Stock, in cash or in a combination of the two, with the Compensation Committee having the discretion to determine the form in which such payment will be made. Upon exercise of an SAR granted in tandem with an option, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which an SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. All options and SARs are nontransferable prior to the optionee's death.

     As noted above, the Compensation Committee determines the number or size of restricted shares, stock units, options or SARs to be included in any award as well as vesting and other conditions. Vesting conditions may be based on an employee's service, his or her individual performance, the Company's performance or other appropriate criteria. Usually, vesting conditions will be based on an employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a "change in control" with respect to the Company.

     For purposes of the 1996 Stock Plan, the term "change in control" means that (i) any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote in an election of Directors, (ii) the stockholders of the Company approve a merger, consolidation or other corporate reorganization and either the Company is not the surviving entity or, if the Company is the surviving entity, more than 50% of the combined voting power of the Company immediately after the merger, consolidation or reorganization is owned by persons who were not stockholders of the Company immediately before the merger, consolidation or reorganization, or (iii) a greater than 50% change in the composition of the Board of Directors occurs over a period of 24 months, if such change was not approved by a majority of the existing Directors.

     Awards under the 1996 Stock Plan may provide that if any payment (or transfer) by the Company to a recipient would be nondeductible by the Company for federal income tax purposes, then the aggregate present value of all such payments (or transfers) will be reduced to an amount which maximizes such value without causing any such payment (or transfer) to be nondeductible.

     The Compensation Committee is authorized, within the provisions of the 1996 Stock Plan, to amend the terms of outstanding restricted shares or stock units, to modify or extend outstanding options or SARs or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options.

     Members of the Company's Board of Directors who are not employees of the Company at the time of grant are not eligible for any awards under the 1996 Stock Plan other than an annual grant of an NSO to acquire 5,000 shares of Common Stock (subject to antidilution adjustments) (referred to herein as an "Annual Option" - see "Item 1 -- Election of Directors -- Compensation of Directors" above). Grants of Annual Options are made at the conclusion of each regular annual meeting of the Company's stockholders to non-employee Directors who will continue to serve on the Board of Directors thereafter. In addition, all new Directors receive a one-time grant of an NSO to acquire 15,000 shares of Common Stock on the date they take office (subject to antidilution adjustments) (referred to herein as an "Initial Option" - see "Item 1 -- Election of
Directors -- Compensation of Directors" above). No Director may receive an Annual Option in the same calendar year in which he or she receives an Initial Option. The exercise price of all options granted to non-employee Directors under the 1996 Stock Plan is equal to the fair market value of Common Stock on the date of grant. Annual Options become exercisable one year after the grant (or the date of the next annual meeting of stockholders, if earlier), while Initial Options are exercisable in 12 equal quarterly installments over a three-year period commencing on the date of grant. In addition, all options granted to non-employee Directors (i) vest in the event of the Director's death, total and permanent disability or retirement after age 65, or in the event of a change in control of the Company, and (ii) expire ten years after the date of grant, 12 months after the termination of the Director's service due to disability or death or three months after the termination of the Director's service for any other reason.

     As of May 15, 1998, options to acquire 3,128,443 shares had been issued under the 1996 Stock Plan and the Predecessor Plans to approximately 287 executives, Directors, employees, consultants and advisors of the Company. Assuming approval of this proposal, the total number of shares of Common Stock reserved for issuance under the 1996 Stock Plan (as amended) and the Predecessor Plans would be 4,960,465 (subject to anti-dilution provisions), reduced by the number of shares issued or subject to options outstanding under the 1996 Stock Plan and the Predecessor Plans (which numbers were 473,309 shares and options to acquire 1,900,709 shares, respectively, on May 15, 1998, thus making available 2,586,447 shares, units, shares underlying options and/or SARs under the 1996 Stock Plan as of May 15, 1998 if the 1996 Stock Plan is amended as provided herein). If any restricted shares, stock units, options or SARs are forfeited, or if options or SARs terminate for any other reason prior to exercise (other than the exercise of a related SAR or option, and including any forfeiture or termination under the Predecessor Plans), then shares underlying such awards again become available for use under the 1996 Stock Plan (for example, as of May 15, 1998, options to acquire 754,425 shares had been canceled without exercise).

     The 1996 Stock Plan may be amended by the Board of Directors. Stockholder approval is only required in those instances where mandated by applicable laws, rules and regulations. Registration Statements on Form S-8 have been filed with respect to an aggregate of 2,960,465 shares of Common Stock available for issuance under the 1996 Stock Plan. The Company anticipates filing an additional Registration Statement on Form S-8 with respect to the additional 2,000,000 shares which are the subject of the proposed increase promptly following approval by the stockholders of this proposal.

Federal Income Tax Consequences

     The following discussion of certain of the federal income tax consequences of the 1996 Stock Plan, as it relates to NSOs, ISOs and share awards, is intended to be a summary of applicable federal law. State and local tax consequences may differ.

Options

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code"). NSOs need not comply with such requirements.

     An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. Presently, the maximum long-term capital gain rate would be 28% if the shares are held more than one year but less than eighteen (18) months from the date of exercise or 20% if the shares are held for more than eighteen (18) months from the date of exercise. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. The balance of the consideration received on such a disposition would presently be taxed at a maximum long-term capital gain rate of 28% if the stock had been held for at least one year but less than eighteen (18) months following exercise of the ISO. The balance of the consideration received would presently be taxed at a maximum long-term capital gain rate of 20% if the stock had been held for at least eighteen (18) months following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the underlying shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

     An optionee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The Company is responsible for wage withholding on the income recognized and will not transfer the shares on exercise until appropriate arrangements are made with the participant to satisfy the Company's withholding obligations. Any gain on subsequent disposition of the shares would be taxed at a maximum long-term capital gain rate of 28% if the shares are held for at least one year but less than eighteen (18) months following exercise. Any gain on subsequent disposition would be taxed at a maximum long-term capital gain rate of 20% if the shares are held for at least eighteen (18) months following exercise. The Company does not receive a deduction for this gain.

Share Awards

     If a participant is awarded or purchases shares, the amount by which the fair market value of the shares on the date of award or purchase exceeds the amount paid for the shares will be taxed to the participant as ordinary income. The Company is entitled to a corresponding deduction. Also, the Company is responsible for wage withholding on the income recognized and will not transfer shares until appropriate arrangements are made with the participant to satisfy the Company's withholding obligations. The participant's tax basis in the shares acquired is equal to the fair market value of the shares on the date of acquisition. Upon a subsequent sale of any shares, the participant will realize capital gain or loss (long-term or short-term, depending on how long the shares have been held - see discussion under "Options" above for differences in rates based upon whether or not the participant satisfies the one-year holding period but not the eighteen-month holding period) in an amount equal to the difference between his or her basis in the shares and the sale price.

     If a participant is awarded or purchases shares that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time they vest over the amount (if any) paid for such shares by the participant. The Company is entitled to a deduction equal to the amount of the income recognized by the participant. However, Code Section 83(b) permits a participant to elect, within 30 days after the transfer to him or her of any shares subject to a vesting schedule, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. If the participant makes a Section 83(b) election, any later appreciation in the value of the shares is not taxed as ordinary income, but instead is taxed as capital gain when the shares are sold or transferred (again, see discussion under "Options" above for differences in capital gains rates). Once again, the participant must make suitable arrangements with the Company so that the Company may meet its wage withholding obligations at the time the participant recognizes ordinary income (whether because of the Section 83(b) election or the satisfaction of vesting requirements).

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1996 STOCK PLAN AND TO APPROVE SUCH PLAN AS AMENDED AND RESTATED.

       ITEM 3 - PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER
                      THE 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Company has adopted, and presently utilizes, a 1996 Employee Stock Purchase Plan under which 100,000 shares of Common Stock have been reserved for issuance by direct sale to participating eligible employees of the Company and its subsidiary. As of May 11, 1998, the Board of Directors amended and restated the 1996 Employee Stock Purchase Plan (as amended and restated, the "ESPP") to reserve an additional 150,000 shares of Common Stock for issuance under the ESPP, subject to the approval of the Company's stockholders at the Annual Meeting. A copy of the ESPP is attached hereto as Appendix B.

The ESPP

     The ESPP was originally adopted by the Board of Directors on February 7, 1996 and approved by the Company's stockholders in March 1996, becoming effective upon the consummation of the Company's initial public offering in April 1996.

     The ESPP is administered by the Compensation Committee of the Board of Directors. The purpose of the ESPP is to give eligible employees an opportunity to purchase shares of the Common Stock of the Company ("shares") at a discount and to pay for their purchases through payroll deductions. The ESPP is open to eligible employees of the Company and its subsidiary (ChromaXome Corp.). Members of the Company's Board of Directors who are not employees of the Company are not eligible to participate in the ESPP. As of May 15, 1998, there were 42 employees of the Company and its subsidiary participating in the ESPP for the period ending June 30, 1998.

     The ESPP provides for two "participation periods" in each calendar year, consisting of the first half of the year and the second half of the year. At the beginning of each participation period, eligible employees who enroll in the ESPP indicate, subject to ESPP limitations, the amount they wish to contribute per pay period. All employee contributions that are withheld during a participation period are allowed to accumulate until the end of the period. On the last day of each participation period, each participant's contributions are automatically used to purchase shares, subject to ESPP limitations, at the lower of 85% of (i) the market price of shares on the last trading day before the participation period starts or (ii) the market price of the shares on the last trading day in the participation period.

     Eligible employees may elect to contribute up to 10% of their cash compensation under the ESPP. No participant may purchase more than 2,500 shares per purchase period, and the value of the Common Stock purchased each year (measured at the beginning of the purchase periods) may not exceed $25,000 per participant. Participants may withdraw their contributions at any time before the close of the purchase period.

     As noted above, the Compensation Committee determines the guidelines and forms for the implementation and administration of the ESPP, interprets the provisions of the ESPP and makes all other substantive decisions regarding the operation of the ESPP. As of May 15, 1998, a total of 47,686 shares had been issued under the ESPP to approximately 44 eligible employees of the Company. Assuming approval of this proposal, the total number of shares of Common Stock reserved for issuance under the ESPP (as amended) would be 250,000, reduced by the number of shares issued under the ESPP (which numbers were 30,581 in 1997 and 17,105 in 1998, thus making 202,314 shares available for issuance under the ESPP as of May 15, 1998, if the ESPP is amended as provided herein).

     The Compensation Committee may amend, suspend or terminate the ESPP at any time and for any reason. Stockholder approval is only required in those instances where mandated by applicable laws, rules and regulations. A Registration Statement on Form S-8 has been filed with respect to 100,000 shares of Common Stock available for issuance under the ESPP. The Company anticipates filing an additional Registration Statement on Form S-8 with respect to the additional 150,000 shares which are the subject of the proposed increase promptly following approval by the stockholders of this proposal.

Federal Income Tax Consequences

     The following discussion of certain of the federal income tax consequences of the ESPP, as it relates to shares, is intended to be a summary of applicable federal law. State and local tax consequences may differ.

     The ESPP is intended to qualify as an "employee  stock purchase plan" under section 423 of the Internal Revenue Code (the "Code"). No income is recognized by a participant at the time a right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase of shares, even though the purchase price reflects a discount from the market price of the shares at that time. If a participant holds the shares acquired under the ESPP for at least two years following the beginning of the applicable participation period,
(a) the amount of ordinary income recognized, upon a subsequent disposition of such shares, is the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the actual purchase price or (ii) 15% of the market value of the shares immediately before the applicable participation period, and (b) the participant's further gain, if any, on such shares is long-term capital gain (taxed at a maximum rate of 20% under the presumption the shares are also held for at least eighteen (18) months following acquisition of the shares under the ESPP). The measure of the capital gain is the difference between the proceeds received on disposition and the participant's basis in the shares (which generally equals the purchase price under the ESPP plus the amount of ordinary income recognized). If a participant disposes of stock acquired pursuant to the ESPP before satisfying the two-year holding period described above, the participant will recognize ordinary income for the entire difference between the participant's original purchase price under the ESPP and the market value of the shares on the date of the original purchase under the ESPP. The balance of the consideration received on such a disposition will be taxed as a capital gain. The gain will be long or short-term depending on how long the participant holds the shares. If the shares are held for at least one year following acquisition of the shares under the ESPP, the gain would presently be taxed at a maximum capital gain rate of 28%. If the shares are held for at least eighteen (18) months following acquisition of the shares under the ESPP, the gain would presently be taxed at a maximum capital gain rate of 20%. The Company is not entitled to an income tax deduction on the date of purchase of such shares or on the participant's disposition of the shares after satisfying the holding period requirement described above. If the holding period is not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN.

                  ITEM 4 - RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since the Company's inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

     In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Secretary of the Company no later than March 8, 1999 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.


                   ANNUAL REPORT AND AVAILABILITY OF FORM 10-K

     The Company's 1997 Annual Report to Stockholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for 1997, which has been filed with the Securities and Exchange Commission, will be provided to stockholders of the Company, without charge, upon written request to Noel Wheeler, Office of the Secretary, Trega Biosciences, Inc., 9880 Campus Point Drive, San Diego, California 92121.


                                  OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

     Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.


                                            By order of the Board of Directors,

                                            /s/ Robert S. Whitehead

                                            Robert S. Whitehead
                                            Chairman and Chief Executive Officer

                                   APPENDIX A


                          1996 STOCK INCENTIVE PLAN OF
                             TREGA BIOSCIENCES, INC.


     ARTICLE 1. INTRODUCTION.


     The Plan was adopted by the Board on February 7, 1996, and subsequently approved by the Company's stockholders in March 1996. An amendment to Sections 4.2(b) and 4.2(c) of the Plan was approved by the Board on May 11, 1998. Amendments to Section 5.2 and 7.2 of the Plan were approved by the Board as of June 29, 1998. An increase by 1,100,000 in the number of Common Shares available was approved by the Board of Directors as of April 22, 1997 and became effective upon stockholder approval on June 11, 1997. An increase by 2,000,000 in the number of Common Shares available under the Plan was approved by the Board of Directors as of May 11, 1998 (to be effective upon stockholder approval). The Plan became effective as of the date of the Company's initial public offering. The Plan replaced the 1992 Stock Plan of Houghten Pharmaceuticals, Inc. and the 1995 Stock Plan of Houghten Pharmaceuticals, Inc.


     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     ARTICLE 2. ADMINISTRATION.

     2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a) Such requirements as the Securities and Exchange Commission may establish for adminis-trators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key
Employees  who are not  considered  officers or directors  of the Company  under section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     2.2 Committee Responsibilities. The Committee shall (a) select the Key Employees who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

     3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Restricted Shares, Stock Units, Options and SARs awarded under the Plan shall not exceed 4,960,465 minus the number of Common Shares that have been issued or are subject to option under the 1992 Stock Plan of Houghten Pharmaceuticals, Inc. or the 1995 Stock Plan of Houghten Pharmaceuticals, Inc. The limitation of this Section 3.1 shall be subject to adjustment pursuant to
Article 10.

     3.2 Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Shares, then such Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.

     3.3 Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

     ARTICLE 4. ELIGIBILITY.

     4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. Key Employees who are Outside Directors shall only be eligible for the grant of the NSOs described in Section
4.2 and for making an election described in Article 12.

     4.2 Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following conditions:

          (a) Outside Directors shall receive no Awards except as described in this Section 4.2 and Article 12.

          (b) Each Outside Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an NSO covering 15,000 Common Shares (subject to adjustment under Article 10). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in 12 equal installments at three-month intervals over the 36-month period commencing on the date of grant.

          (c) Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 1998 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Shares (subject to adjustment under Article 10), except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Subsection
     (b) above. NSOs granted under the first sentence of this Subsection (c) shall become exercisable in full on the first anniversary of the date of grant.

          (d) All NSOs granted to an Outside Director under this Section 4.2 shall also become exercisable in full in the event of (i) the termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 65 or (ii) a Change in Control with respect to the Company.

          (e) The Exercise Price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

          (f) All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earliest of (i) the 10th anniversary of the date of grant, (ii) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (iii) the date

     12 months after the termination of such Outside Director's service because of death or total and permanent disability.

The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Section 4.2 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

     4.3 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

     ARTICLE 5. OPTIONS.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

     5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 450,000 Common Shares, subject to adjustment in accordance with Article 10.

     5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than the par value of the Common Shares subject to such NSO. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

     5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     ARTICLE 6. PAYMENT FOR OPTION SHARES.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

     6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     ARTICLE 7. STOCK APPRECIATION RIGHTS.

     7.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 450,000 Common Shares, subject to adjustment in accordance with Article 10.

     7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or

Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     7.5 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     7.6 Exercise of SARs. The exercise of an SAR shall be subject to the restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares,
(b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

     7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

     ARTICLE 8. RESTRICTED SHARES AND STOCK UNITS.

     8.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     8.2 Payment for Awards. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     8.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

     8.5 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     8.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     ARTICLE 9. VOTING AND DIVIDEND RIGHTS.

     9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

     9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     ARTICLE 10. PROTECTION AGAINST DILUTION.

     10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3, (b) the limitations set forth in Sections 5.2 and 7.2, (c) the number of NSOs to be granted to Outside Directors under Section 4.2, (d) the number of Stock Units included in any prior Award which has not yet been settled, (e) the number of Common Shares covered by each outstanding Option and SAR or (f) the Exercise Price under each outstanding Option and SAR. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

     ARTICLE 11. AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

     ARTICLE 12. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

     12.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

     12.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

     ARTICLE 13. LIMITATION ON RIGHTS.

     13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

     13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

     ARTICLE 14. LIMITATION ON PAYMENTS.

     14.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     14.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     14.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

     14.4 Related Corporations. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

     ARTICLE 15. WITHHOLDING TAXES.

     15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     15.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

     ARTICLE 16. ASSIGNMENT OR TRANSFER OF AWARDS.

     16.1 General. Except as provided in Article 15, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 16 shall be void. However, this Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

     16.2 Trusts. Neither this Article 16 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

     ARTICLE 17. FUTURE OF THE PLAN.

     17.1 Term of the Plan. The Plan, as set forth herein, was originally adopted on February 7, 1996, and became effective on the date of the Company's initial public offering. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after February 6, 2006.

     17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan, including the provisions of Section 4.2 relating to the amount, price and timing of Option grants to Outside Directors. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

     ARTICLE 18. DEFINITIONS.

     18.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

     18.2 "Board" means the Company's Board of Directors, as constituted from time to time.

     18.3 "Change in Control" shall mean the occurrence of any of the following events:

          (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (b) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company 24 months prior to such change; or

               (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

The term "Change in Control" shall not include a transaction, the sole purpose of which is to change the state of the Company's incorporation.

     18.4 "Code" means the Internal Revenue Code of 1986, as amended.

     18.5 "Committee" means a committee of the Board, as described in Article 2.

     18.6 "Common Share" means one share of the common stock of the Company.

     18.7 "Company" means Trega Biosciences, Inc., a Delaware corporation.

     18.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     18.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     18.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (b) If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

          (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     18.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

     18.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or advisor who provides services to the Company, a Parent or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

     18.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

     18.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     18.15 "Optionee" means an individual or estate who holds an Option or SAR.

     18.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

     18.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     18.18 "Participant" means an individual or estate who holds an Award.

     18.19 "Plan" means this 1996 Stock Incentive Plan of Trega Biosciences, Inc., as amended from time to time.

     18.20 "Restricted Share" means a Common Share awarded under the Plan.

     18.21 "SAR" means a stock appreciation right granted under the Plan.

     18.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     18.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

     18.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     18.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

     18.26 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     ARTICLE 19. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                             TREGA BIOSCIENCES, INC.

                                   APPENDIX B


                      1996 EMPLOYEE STOCK PURCHASE PLAN OF
                             TREGA BIOSCIENCES, INC.


     SECTION 1. PURPOSE OF THE PLAN.

     The Plan, previously known as the Employee Stock Purchase Plan of Houghten Pharmaceuticals, Inc., was adopted by the Board on February 7, 1996, and approved by the Company's stockholders in March 1998. The Plan became effective as of the date of the Company's initial public offering. An increase by 150,000 in the number of shares of Stock available under the Plan was approved by the Board of Directors as of May 11, 1998 (to be effective upon stockholder approval).

     The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     SECTION 2. ADMINISTRATION OF THE PLAN.

     (a) The Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

     (b) Rules and Forms. The Committee may adopt such rules and forms under the Plan as it considers appropriate.

     SECTION 3. ENROLLMENT AND PARTICIPATION.

     (a) Participation Periods. There shall be two Participation Periods in each calendar year, except that there shall be only one Participation Period in 1996. The Participation Periods shall consist of the six-month periods commencing on January 1 and July 1, except that the first Participation Period shall commence on the date of the Company's initial public offering and shall end on December 31, 1996.

     (b) Enrollment. Any individual who, on the first day of a Participation Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Participation Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location at least five business days before the commencement of such Participation Period.

     (c) Duration of Participation. Once enrolled, a Participant shall continue to participate in the Plan for each succeeding Participation Period until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Participation Period in which he or she discontinued employee contributions under Section 4(d). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the next calendar year, if he or she then is an Eligible Employee.

     SECTION 4. EMPLOYEE CONTRIBUTIONS.

     (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall commence with the first payday in the Participation Period and shall continue on each subsequent payday during participation in the Plan.

     (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than one percent nor more than 10%. Compensation shall not be withheld in arrears.

     (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at least five business days before the commencement of the Participation Period for which such change is to be effective.

     (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location. The discontinuance shall be effective as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who discontinued employee contributions under this Subsection (d) shall not resume such contributions during the same Participation Period.

     SECTION 5. WITHDRAWAL FROM THE PLAN.

     (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls for a subsequent Participation Period under Section 3(b).

     SECTION 6. CHANGE IN EMPLOYMENT STATUS.

     (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

     (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute protects his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work. The Company shall determine which leaves count for this purpose.

     (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

     SECTION 7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.

     (b) Purchase Price. The Purchase Price for each share of Stock shall be the lower of:

          (i) 85% of the Fair Market Value of Stock on the last trading day before the Participation Period commences; or

          (ii) 85% of the Fair Market Value of Stock on the last trading day in the Participation Period.

     (c) Number of Shares Purchased. As of the last day of each Participation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of whole shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 2,500 shares of Stock with respect to any Participation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a).

     (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during a Participation Period exceeds the maximum number of shares remaining available for issuance under
Section 12(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e) Issuance of Stock. At a Participant's request, certificates representing the number of shares of Stock purchased by him or her shall be issued as soon as reasonably practicable after the close of the Participation Period. Absent a request from the Participant, shares purchased under the Plan shall be held for the Participant's benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Participation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for shares which could not be purchased by reason of the limitations in Subsections (c) and (d) above, Section 8 or Section 12(a) shall be refunded to the Participant in cash, without interest.

     SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.

     (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary of the Company. For purposes of this Subsection (a), ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code, and each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan.

     (b) $25,000 Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant's rights to purchase stock under this and all other employee stock purchase plans of the Company or any Parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the beginning of the applicable Participation Period) for each calendar year for which such right is outstanding at any time. For purposes of this Subsection (b), employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued for the balance of the calendar year and resume at the beginning of the next calendar year (if he or she then is an Eligible Employee).

     (c) 2,500 Share Limit. Any other provision of the Plan notwithstanding, no Participant may purchase more than 2,500 shares of Stock under this Plan with respect to any Participation Period. If a Participant is precluded by this Subsection (c) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued for the balance of the Participation Period and resume at the beginning of the next Participation Period (if he or she then is an Eligible Employee).

     SECTION 9. RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

     SECTION 10. NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

     SECTION 11. NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

     SECTION 12. STOCK OFFERED UNDER THE PLAN.

     (a) Authorized Shares. The aggregate number of shares of Stock available for purchase under the Plan shall be 250,000, subject to adjustment pursuant to this Section 12.

     (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 2,500-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, or the distribution of the shares of a Subsidiary to the Company's stockholders.

     (c) Reorganizations. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

     SECTION 13. AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

     SECTION 14. DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee of the Board, consisting of one or more directors appointed by the Board.

     (d) "Company" means Trega Biosciences, Inc., a Delaware corporation.

     (e) "Compensation" means the regular compensation paid in cash to a Participant by a Participating Company, plus amounts contributed by the Participant to this Plan or to other employee benefit or deferred-compensation plans (whether on a pre-tax or after-tax basis). Compensation shall include base salaries and wages, commissions, and vacation pay, sick pay and other wage replacement payments but shall exclude bonuses, incentive compensation, overtime pay, moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.

     (f) "Eligible Employee" means any common-law employee of a Participating Company whose customary employment is for:

          (i) More than five months per calendar year; and

          (ii) More than 20 hours per week.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.

     (g) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

          (i) If the Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (ii) If the Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

          (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     (h) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (i) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(b).

     (j) "Participating Company" means (i) the Company and (ii) each Subsidiary designated from time to time by the Committee. An entity that becomes a Subsidiary after adoption of the Plan may be designated by the Committee as a Participating Company.

     (k) "Participation Period" means a period during which contributions may be made toward the purchase of

Stock under the Plan, as determined pursuant to Section 3(a).

     (l) "Plan" means this Employee Stock Purchase Plan of Trega Biosciences, Inc., as amended from time to time.

     (m) "Plan Account" means the account established for each Participant pursuant to Section 7(a).

     (n) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

     (o) "Stock" means the Common Stock of the Company.

     (p) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     SECTION 15. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                                                TREGA BIOSCIENCES, INC.

                             TREGA BIOSCIENCES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      For Annual Meeting - August 25, 1998

ROBERT S. WHITEHEAD, LAWRENCE D. MUSCHECK and NOEL M. WHEELER, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote all shares of stock of Trega Biosciences, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 9880 Campus Point Drive, San Diego, California, on Tuesday, August 25, 1998, at 9:00 a.m., Pacific Daylight Time or at any postponement or adjournment thereof, and the undersigned instructs said proxies to vote as follows (with reference to the Proxy Statement of the Company dated July 15, 1998):



                  (continued and to be signed on reverse side)

                              FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR the election of all nominees indicated below and FOR Items 2, 3 and 4.   Please mark
                                                                                                                     your votes as
                                                                                                                     indicated in
                                                                                                                     this example

                                                                                                                          [X]

1. Election of Directors       Nominees: Harvey S. Sadow and Robert S. Whitehead   2. To approve the proposal to increase the number
                                                                                      of shares of the Company's Common Stock
  FOR all      WITHHOLD        (INSTRUCTION: To withhold authority to vote for        available for issuance under the Company's
  Class I      AUTHORITY       any individual nominee, write that nominee's name      1996 Stock Incentive Plan and to approve such
   listed       to vote        in the space provided below.)                          plan as amended and restated:
 (except as     for all
indicated to    nominees       -------------------------------------------------          FOR       AGAINST       ABSTAIN
  contrary)      listed                                                                    [ ]        [ ]           [ ]
    [ ]            [ ]

3. To approve  the  proposal to increase      4. To ratify the  appointment of Ernst &      5. In their discretion,  upon such other
   the number of shares of the Company's         Young    LLP   as    the    Company's         business as may properly  come before
   Common Stock  available  for issuance         independent auditors:                         the Annual Meeting.
   under  the  Company's  1996  Employee
   Stock Purchase Plan:
     FOR       AGAINST       ABSTAIN                FOR      AGAINST       ABSTAIN
     [ ]         [ ]           [ ]                  [ ]        [ ]           [ ]

                                                                             Shares  represented  by this  proxy  will be  voted  as
                                                                             directed by the stockholder.  If no such directions are
                                                                             indicated,  the proxies will have authority to vote FOR
                                                                             the election of all nominees and FOR Items 2, 3 and 4.

                                                                             Dated: __________________________________________, 1998

                                                                             -------------------------------------------------------
                                                                                             Signature of Stockholder

                                                                             -------------------------------------------------------
                                                                                             Signature of Stockholder

                                                                             Please sign exactly as your name or names appear on the
                                                                             proxy.    When   signing   as    attorney,    executor,
                                                                             administrator,  trustee or  guardian,  please give full
                                                                             title as such. If shares are held jointly,  each holder
                                                                             should sign. By your signature you acknowledge  receipt
                PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD             of  the  Company's Proxy  Statement dated July 15, 1998
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.                  and the related Notice of Annual Meeting.


                             FOLD AND DETACH HERE